                                                                   Exhibit 10.41

                                PROMISSORY NOTE
                                ---------------

                                                                 October 6, 1999
$10,000.00                               Cambridge, Massachusetts

FOR VALUE RECEIVED, Michael C. Turmelle (the "Maker"), promises to pay to SatCon Technology Corporation (the "Corporation"), or order, at the offices of the Corporation, located at 161 First Street, Cambridge, Massachusetts 02142, or at such other place as the holder of this Note may designate, the principal sum of TEN THOUSAND DOLLARS ($10,000) together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 5.74% per year until paid in full. Principal and interest shall be due and payable in full on December 15, 2000.

Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Maker under this Note shall be in immediately available funds.

This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

     (1) default in the payment or performance of this or any other liability or obligation of the Maker to the holder, including the payment when due of any principal, premium or interest under this Note;

     (2) the liquidation, termination of existence, dissolution, insolvency or business failure of the Maker, or the appointment of a receiver or custodian for the Maker or any part of its property if such appointment is not terminated or dismissed within thirty (30) days;

     (3) the institution against the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing;

     (4) the institution by the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any indorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors; or

     (5) determination by the holder that it is insecure with respect to the payment of any obligation of the Maker to the holder.

Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

No reference in this Note to any guaranty or other document shall impair the obligation of the Maker, which is absolute and unconditional, to pay all amounts under this Note strictly in accordance with the terms of this Note.

The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

This Note may be prepaid in whole or in part at any time or from time to time. Any such prepayment shall be without premium or penalty.

None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.



                                         /s/ Michael C. Turmelle
                                         -------------------------
                                         Michael C. Turmelle

                                PROMISSORY NOTE
                                ---------------

                                                                December 6, 1999
$75,000.00                               Cambridge, Massachusetts

FOR VALUE RECEIVED, Michael C. Turmelle (the "Maker"), promises to pay to SatCon Technology Corporation (the "Corporation"), or order, at the offices of the Corporation, located at 161 First Street, Cambridge, Massachusetts 02142, or at such other place as the holder of this Note may designate, the principal sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000) together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 5.74% per year until paid in full. Principal and interest shall be due and payable in full on December 15, 2000.

Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments by the Maker under this Note shall be in immediately available funds.

This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):


     (1) default in the payment or performance of this or any other liability or obligation of the Maker to the holder, including the payment when due of any principal, premium or interest under this Note;

     (2) the liquidation, termination of existence, dissolution, insolvency or business failure of the Maker, or the appointment of a receiver or custodian for the Maker or any part of its property if such appointment is not terminated or dismissed within thirty (30) days;

     (3) the institution against the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing;

     (4) the institution by the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any indorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors; or

     (5) determination by the holder that it is insecure with respect to the payment of any obligation of the Maker to the holder.

Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

No reference in this Note to any guaranty or other document shall impair the obligation of the Maker, which is absolute and unconditional, to pay all amounts under this Note strictly in accordance with the terms of this Note.

The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

This Note may be prepaid in whole or in part at any time or from time to time. Any such prepayment shall be without premium or penalty.

None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.



                                         /s/ Michael C. Turmelle
                                         -------------------------
                                         Michael C. Turmelle

                                       3